SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): December 8, 2006

China BAK Battery, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	88-0442833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen
People’s Republic of China		518119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (86-755) 8977-0093

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

          As set forth below, the information in this Item 2.02 is being furnished: (i) to correct the date of the fiscal quarter for which China BAK Battery, Inc. (the “Company”) issued a press release announcing financial results as reported in the Current Report on Form 8-K furnished to the SEC on February 13, 2007 – the information was for the fiscal quarter ended December 31, 2006, not June 30, 2006; and (ii) to furnish the transcript of a conference call held by the Company on February 12, 2007, and a press release of the Company issued on December 8, 2006.

          On February 12, 2007, the Company held a conference call regarding the Company’s financial results for the fiscal quarter ended December 31, 2006. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          On February 9, 2007, the Company issued a press release announcing its financial results for the fiscal quarter ended December 31, 2006. A copy of the press release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2007.

          On December 8, 2006, the Company issued a press release announcing its financial results for the fiscal quarter and fiscal year ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.2 to this report.

          The transcript and press release furnished as Exhibits 99.1 and 99.2 hereto contain certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are “forward-looking statements,” including statements regarding the Company’s business strategy, plans and objective and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates” or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with and available from the SEC. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

          In accordance with the General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

          On the Company’s February 12, 2007 earnings call a question came up regarding our reported Cash Flows from Investing Activities.  In order to ensure that we were providing the level of detail necessary to fully explain this answer, we have chosen to release our response in an 8-K filing.

Question:

          A caller asked for a breakout of where Cash Flows From Investing Activities flowed through to the balance sheet.  Some of this was apparent in property plant and equipment, but he asked for more detail to fully explain this balance.

Answer:

Report items	Nature	Bal Dec 31, 2006	Bal Sept 30, 2006	Difference	Operating activities	Purchase FA	Investment activities

(in Millions)
Prepayments and other receivables	Prepayments and other receivables	2.61	1.14	(1.47)	0.25	(1.72)	(1.72)
Accrued expense and other payables	Equipment payable	4.79	6.24	(1.46)		(1.46)	(1.46)
Accrued expense and other payables	Construction cost payables	6.91	9.82	(2.90)		(2.90)	(2.90)
Accounts and Bills payable	Accounts and Bills payable	16.08	29.17	(13.09)	(11.76)	(1.33)	(1.33)
						subtotal	(7.41)
	Property, plant and equipment	114.60	95.94	(18.66)		(18.66)	(18.66)
	Construction in progress	10.52	23.40	12.88		12.88	12.88
Property, plant and equipment, Net						subtotal	(5.78)
						total	(13.19)

          Generally, as we purchase equipment, there is a down payment required by our suppliers, the amount of which varies by different suppliers.  At this time, our statements reflect a cash payment and record a balance against prepayments and other receivables.  The remainder of the payments are generally made in installments and can be scheduled based on a number of factors, such as when the equipment is shipped, received, installed and after one year in operation.  As a result, these balances are reflected in liability accounts as payables on the balance sheet.

          Based on our quarterly report on Form 10-Q, filed with the SEC on February 9, 2007, the ($13,192,785) reported on the cash flow statement as acquisition of property plant and equipment (“PPE”) can be tracked to the accounts listed in the chart above.  This chart lists each account affected by the cash flow balance for acquisition of PPE.  Each account balance is listed as of September 30, 2006 and December 31, 2006 as well as the difference between these two accounts as they are reflected on our cash flow statement.  In order to fully reconcile this balance, we then break out whether this balance is reflected on the cash flow statement in the Operating or Investing sections.  The far right column identifies the amount of each of these accounts that directly relates to the acquisition of PPE as stated in the December 31, 2006 cash flows from Investing Activities.

          As a result, ($5.8 million) can be explained directly through the net of increases in PPE and decreases in Construction in Progress during Q1 2007.  An additional ($1.7 million) can be explained through prepayments and other receivables as most of the equipment we purchase requires a down payment with the vendor.  The remaining ($5.7 million) can be explained through equipment, bills and construction costs payable.  These balances represent remaining liabilities for equipment that was purchased and capitalized in the past year.  Based on the original terms of purchase, we are still making payments on this equipment.  Due to the change in cash during Q1 2007, these payments are reflected on the current Statement of Cash Flows.

Item 9.01  Financial Statements and Exhibits.

                  (d)         Exhibits

99.1	Transcript of conference call held by the Company on February 12, 2007

99.2	Press release, dated December 8, 2006, issued by the Company

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: February 16, 2007	By:	/s/ Xiangqian Li

Xiangqian Li
Chairman, President and
Chief Executive Officer

Exhibits

99.1	Transcript of conference call held by the Company on February 12, 2007

99.2	Press release, dated December 8, 2006, issued by the Company